Exhibit 31.1
CERTIFICATION

I, Ronald L. Wilder, the principal executive and financial officer, of Titan Technologies, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Titan Technologies, Inc., SEC file No. 0-25024, for the quarter ended January 31, 2007

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, is not misleading with respect dot the period covered by this report..

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Rules 13a-15e and 15d-15e) for the registrant and have:

a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to me by others within this entity, particularly during the period in which this report is prepared.

b) Omitted

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the report based on such evaluation; and

d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect the registrant's internal control over financial reporting;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's Board of Directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize an report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting; and

Date March 13, 2007

__/s/ Ronald L. Wilder ____________
Ronald L. Wilder, Principal Executive
and Financial Officer

There are no other certifying officers.